CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY - USD ($) $ in Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]	Total
Balances at Dec. 31, 2020	$ 5,447	$ 51,165	$ 92,988	$ 2,436	$ (15,712)	$ 136,324
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	11,732	0	0	11,732
Other comprehensive income (loss), net	0	0	0	(1,728)	0	(1,728)
Cash dividends	0	0	(4,018)	0	0	(4,018)
Common stock issued to ESOP						0
Shares acquired for treasury, 34,194 shares	0		0	0	(954)	(954)
Balances at Dec. 31, 2021	5,447	51,165	100,702	708	(16,666)	141,356
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	0	0	13,338	0	0	13,338
Other comprehensive income (loss), net	0	0	0	(15,521)	0	(15,521)
Cash dividends	0	0	(4,720)	0	0	(4,720)
Common stock issued to ESOP	18	557	0	0	0	575
Balances at Dec. 31, 2022	$ 5,465	$ 51,722	$ 109,320	$ (14,813)	$ (16,666)	$ 135,028